Summary Prospectus February 28, 2023, as supplemented May 2, 2023
Voya Multi-Manager International Small Cap Fund

Class/Ticker: A/NTKLX; C/NARCX; I/NAPIX; R6/VVJFX; W/ISCWX
Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. For free paper or electronic copies of the Prospectus and other fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The fund's Prospectus and Statement of Additional Information, each dated February 28, 2023, as supplemented, and the audited financial statements on pages 15-45 of the fund’s shareholder report dated October 31, 2022 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks maximum long-term capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial intermediary and in the discussion in the Sales Charges section of the Prospectus (page 84), in Appendix A to the Prospectus, or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 104).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
A	5.75	None[1]
C	None	1.00
I	None	None
R6	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	R6	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	None	None
Other Expenses	%	0.32	0.32	0.29	1.53[2]	0.32
Total Annual Fund Operating Expenses	%	1.57	2.32	1.29	2.53	1.32
Waivers and Reimbursements[3]	%	(0.04)	(0.04)	(0.09)	(1.33)	(0.04)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.53	2.28	1.20	1.20	1.28
1
A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
2
Other Expenses are based on estimated amounts for the current fiscal year.
3
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.95%, 2.60%, 1.40%, 1.40%, and 1.60% for Class A, Class C, Class I, Class R6, and Class W shares, respectively, through March 1, 2024. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. In addition, the Investment Adviser is contractually obligated to further limit expenses to 1.53%, 2.28%, 1.20%, 1.20%, and 1.28% for Class A, Class C, Class I, Class R6, and Class W shares, respectively, through March 1, 2024. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Fund’s Board of Trustees (the “Board”).

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Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sold your shares					If you held your shares
	Number of years you own your shares					Number of years you own your shares
	1 Yr	3 Yrs	5 Yrs	10 Yrs		1 Yr	3 Yrs	5 Yrs	10 Yrs
A	$722	1,039	1,377	2,332	A	$722	1,039	1,377	2,332
C	$331	721	1,237	2,653	C	$231	721	1,237	2,653
I	$122	400	699	1,549	I	$122	400	699	1,549
R6	$122	661	1,226	2,766	R6	$122	661	1,226	2,766
W	$130	414	720	1,587	W	$130	414	720	1,587
The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those companies with market capitalizations that fall within the range of companies in the S&P Developed ex-U.S. Small Cap Index (the “Index”) at the time of purchase. Capitalization of companies in the Index will change with market conditions. The market capitalization of companies in the Index as of December 31, 2022, ranged from $15.4 million to $23.0 billion. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S., including companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.
The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward foreign currency exchange contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward foreign currency exchange contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the Fund wishes to invest.
The Fund may invest in real estate-related securities including real estate investment trusts (“REITs”).
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Investment Adviser allocates the Fund’s assets to different sub-advisers. When selecting sub-advisers, the Investment Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy of a potential sub-adviser, its personnel, and its fit with other sub-advisers to the Fund. Among those, the Investment Adviser will typically consider the extent to which a potential sub-adviser takes into account environmental, social, and governance
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(“ESG”) factors as part of its investment process. ESG factors will be only one of many considerations in the Investment Adviser’s evaluation of any potential sub-adviser; the extent to which ESG factors will affect the Investment Adviser’s decision to retain a sub-adviser, if at all, will depend on the analysis and judgment of the Investment Adviser.
Acadian Asset Management LLC (“Acadian”) and Victory Capital Management Inc. (“Victory Capital”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Acadian Asset Management LLC
Acadian employs a quantitative investment process which is driven by proprietary valuation models that examine stocks simultaneously from a bottom-up perspective to attempt to predict how each stock will perform relative to its region-industry intersection, and from a top-down perspective to attempt to predict how each stock’s country, industry group, and country intersection will perform relative to their market peers.
Victory Capital Management Inc.
Victory Capital employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify stocks with low relative price multiples, positive trends in earnings forecasts, high profitability and companies with a strong or positively trending ESG profile. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, tends to have a below-average price-to-earnings ratio, an above-average earnings growth trend, and an above-average return on invested capital. ESG investing considerations are not a primary or exclusive factor, but rather an additional inclusive consideration to Victory Capital’s process.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with fixed-income instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Fund could lose money if the issuer or guarantor of a fixed-income instrument in which the Fund invests, or the counterparty to a derivative contract the Fund entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives
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may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Equity): A Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. A Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund’s assets that will be invested in companies that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Fund will have less exposure to certain companies due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Multi-Manager): The Investment Adviser’s consideration of ESG factors in selecting sub-advisers for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Fund’s assets that will be allocated to sub-advisers that consider ESG factors as part of their investment processes, and the Investment Adviser may choose to select sub-advisers that do not consider ESG factors as part of their investment processes. It is possible that the Fund will have less exposure to ESG-focused strategies than other comparable mutual funds. There can be no assurance that a sub-adviser selected by the Investment Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential sub-adviser, and such a sub-adviser may, in fact, underperform other potential sub-advisers.
Environmental, Social, and Governance (Quantitative): A Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund depends on the operation of quantitative methods and models whose design reflects qualitative and subjective judgments of the Sub-Adviser, including reliance on, or incorporation of, data in respect of ESG factors that may rely on third party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund’s assets that will be invested in companies that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may not invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Fund will have less exposure to certain companies due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing, and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other fixed-income instruments; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rate. As of the date of this Prospectus, the U.S. is experiencing a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio
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positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Fund’s operations and return potential.
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance.
The Chinese economy is generally considered an emerging and volatile market. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Investment Adviser/Sub-Adviser otherwise believes is attractive, the Fund may incur losses.
Investment Model: A Sub-Adviser’s proprietary model may not adequately take into account existing or unforeseen market factors or the interplay between such factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of fixed-income instruments. Additionally, legislative, regulatory, or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic
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regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices with investment characteristics similar to those of the Fund for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart
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shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
On November 15, 2019, Wellington Management Company LLP (which served as a sub-adviser from April 30, 2013 to November 15, 2019) was removed. On March 2, 2015, Victory Capital was added as an additional sub-adviser. On April 30, 2013, Wellington Management Company LLP was added as an additional sub-adviser. On April 15, 2013, Schroder Investment Management North America Inc. (which served as a sub-adviser from December 17, 2007 to April 15, 2013) was removed. Each change to the sub-advisers resulted in a change to the Fund’s principal investment strategies. The Fund’s performance information for these periods reflects returns achieved by the different sub-advisers and pursuant to different principal investment strategies. If the Fund’s current sub-advisers and strategies had been in place for the prior periods, the performance information shown would have been different.
Because Class R6 shares of the Fund had not commenced operations as of the calendar year ended December 31, 2022, no performance information for Class R6 shares is provided below. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to https://individuals.voya.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	24.37%
Worst quarter:	1st Quarter 2020	-27.45%
Average Annual Total Returns %
(for the periods ended December 31, 2022)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-23.35	-0.21	5.61	N/A	08/31/94
After tax on distributions	%	-23.75	-1.54	4.85	N/A
After tax on distributions with sale	%	-13.53	-0.21	4.50	N/A
S&P Developed ex-U.S. Small Cap Index[1]	%	-21.41	0.01	5.89	N/A
MSCI EAFE® Small Cap Index[1]	%	-21.39	-0.05	6.21	N/A
Class C before taxes	%	-20.07	0.24	5.51	N/A	08/31/94
S&P Developed ex-U.S. Small Cap Index[1]	%	-21.41	0.01	5.89	N/A
MSCI EAFE® Small Cap Index[1]	%	-21.39	-0.05	6.21	N/A
Class I before taxes	%	-18.42	1.31	6.66	N/A	12/21/05
S&P Developed ex-U.S. Small Cap Index[1]	%	-21.41	0.01	5.89	N/A
MSCI EAFE® Small Cap Index[1]	%	-21.39	-0.05	6.21	N/A
Class W before taxes	%	-18.47	1.24	6.56	N/A	02/12/08
S&P Developed ex-U.S. Small Cap Index[1]	%	-21.41	0.01	5.89	N/A
MSCI EAFE® Small Cap Index[1]	%	-21.39	-0.05	6.21	N/A
1
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged
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arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/23)
Paul Zemsky, CFA Portfolio Manager (since 05/18)
Effective December 31, 2023
Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/23)

Sub-Adviser
Acadian Asset Management LLC

Portfolio Managers
Brendan O. Bradley, Ph.D. Portfolio Manager (since 03/15)	Ryan D. Taliaferro, Ph.D. Portfolio Manager (since 01/19)

Sub-Adviser
Victory Capital Management Inc.

Portfolio Managers
John W. Evers, CFA Portfolio Manager (since 03/15)	Daniel B. LeVan, CFA Portfolio Manager (since 03/15)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	R6	W
Non-retirement accounts	$1,000	250,000	1,000,000	1,000
Retirement accounts	$250	250,000	None	1,000
Certain omnibus accounts	$250	None	None	None
Pre-authorized investment plan	$1,000	250,000	None	1,000
There are no minimums for additional investments except that the pre-authorized investment plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for: (i) qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements; (ii) employees of Voya Investment Management Co. LLC (“Voya IM”) who are eligible to participate in “notional” bonus programs sponsored by Voya IM; or (iii) (a) investors transacting in Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.
The minimum initial investment requirement for Class R6 shares of the Fund is $1,000,000 for non-retirement accounts. There is no minimum initial investment requirement for retirement accounts, certain omnibus accounts, and pre-authorized investment plans. There are no minimum investment requirements for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Summary Prospectus
8 of 9
Voya Multi-Manager International Small Cap Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus
9 of 9
Voya Multi-Manager International Small Cap Fund

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Summary Prospectus
SPRO-163383 (0523-050223)